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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       November 8, 2002
                                                   ----------------------------



                         TRIANGLE PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)

            DELAWARE                 000-21589                  56-1930728
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  (State or other jurisdiction       (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)

  4 University Place, 4611 University Drive, Durham, North Carolina     27707
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           (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code     (919) 493-5980
                                                  -----------------------------

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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

(c)    Exhibits.  The following document is incorporated by reference to this
                  Report:

       99.1 Officer Certifications dated November 8, 2002 pursuant to the Sarbanes-Oxley Act of 2002.


Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

     On November 8, 2002, the Chairman and Chief Executive Officer and the Chief Financial Officer of Triangle Pharmaceuticals, Inc. submitted to the Securities and Exchange Commission certifications pursuant to the Sarbanes-Oxley Act of 2002 in connection with the Form 10-Q of Triangle Pharmaceuticals, Inc. for the period ended September 30, 2002. Copies of these certifications are attached hereto as Exhibit 99.1

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Triangle Pharmaceuticals, Inc.
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                                                      (Registrant)

        November 8, 2002                         /s/ Daniel G. Welch
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           Date                                      (Signature)
                                     Name: Daniel G. Welch
                                     Title: Chairman & Chief Executive Officer